UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported): April 29, 2026

Fundrise eREIT, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-293216	39-4909120
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11 Dupont Circle NW, 9th Floor
Washington, DC 20036
(Address of principal executive offices)

(202) 584-0550
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On April 29, 2026, Fundrise eREIT, LLC, a Delaware limited liability company, (“Fundrise eREIT”) entered into an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”) by and among the Fundrise eREIT and each of Fundrise Development eREIT, LLC, Fundrise Equity REIT, LLC, Fundrise East Coast Opportunistic REIT, LLC, Fundrise Growth eREIT II, LLC, Fundrise Growth eREIT III, LLC, Fundrise Midland Opportunistic REIT, LLC and Fundrise West Coast Opportunistic REIT, LLC (each, a “Fundrise Merger Entity” and collectively the “Fundrise Merger Entities”). Pursuant to the Merger Agreement, each of the Fundrise Merger Entities merged with and into Fundrise eREIT (each, a “Merger” and collectively, the “Mergers”). The description of the Merger Agreement contained in this Current Report on Form 8-K does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement filed as Exhibit 2.1 hereto, the terms of which are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

At 11:59 p.m. Eastern time on April 29, 2026 (the “Effective Time”), which was the same for all of the Mergers, for each respective Fundrise Merger Entity, (1) such Fundrise Merger Entity merged into Fundrise eREIT, with Fundrise eREIT as the surviving entity of the Merger and the separate existence of such Fundrise Merger Entity terminated; (2) the real and personal property, other assets, rights, privileges, immunities, powers, purposes, franchises, liabilities and obligations of such Fundrise Merger Entity continued unaffected and unimpaired by the Mergers and merged into Fundrise eREIT; and (3) Fundrise eREIT issued common shares (as authorized by the A&R Operating Agreement (as defined below)) to the shareholders of such Fundrise Merger Entity for each issued and outstanding common share of such Fundrise Merger Entity based on the “Exchange Ratio” for each issued and outstanding common share of such Fundrise Merger Entity (as set forth below). The Exchange Ratio was calculated based on (i) the NAV per share, as of 4:00 p.m. Eastern time on April 28, 2026 (the “Valuation Time”), of such Fundrise Merger Entity’s common share as determined in accordance with the operating agreement and valuation procedures of such Fundrise Merger Entity divided by (ii) the NAV per share, as of the Valuation Time, of a common share as determined in accordance with the valuation procedures of Fundrise eREIT. The shareholders of the Fundrise Merger Entities that received shares of Fundrise eREIT through the distribution were admitted as members of Fundrise eREIT according to the terms of the A&R Operating Agreement (as defined below).

The total value of Fundrise eREIT shares that shareholders received in the Mergers was the same as the total value of the shares of such Fundrise Merger Entity that shareholders held immediately prior to the Effective Time. No sales charges or redemption fees were imposed in connection with the Mergers. The issuance of Fundrise eREIT shares to shareholders of the Fundrise Merger Entities was registered with the Securities and Exchange Commission on a Registration Statement on Form S-4 (File No. 333-293216) (together with all amendments thereto, the “Registration Statement”).

At the Valuation Time, the Exchange Ratio applicable to each of the Fundrise Merger Entities was as follows:

Fundrise Merger Entity	Exchange Ratio
Fundrise Development eREIT, LLC	0.812:1.00
Fundrise Equity REIT, LLC	1.368:1.00
Fundrise East Coast Opportunistic REIT, LLC	0.961:1.00
Fundrise Growth eREIT II, LLC	1.299:1.00
Fundrise Growth eREIT III, LLC	1.495:1.00
Fundrise Midland Opportunistic REIT, LLC	1.185:1.00
Fundrise West Coast Opportunistic REIT, LLC	0.947:1.00

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, Fundrise eREIT amended and restated its operating agreement (the “A&R Operating Agreement”). A copy of the A&R Operating Agreement is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Fundrise eREIT is and shall be governed by, and its rights and obligations shall be as set forth in, the A&R Operating Agreement. Such rights and obligations are described in more detail in the Registration Statement.

Item 8.01. Other Events.

On May 1, 2026, the Manager of Fundrise eREIT declared a daily distribution of $0.0000684930 per share (the “May 2026 Daily Distribution Amount”) (which equates to approximately 0.25% on an annualized basis calculated at the current rate, assuming a $10.00 per share purchase price) for shareholders of record as of the close of business on each day of the period commencing on May 1, 2026 and ending on May 31, 2026 (the “May 2026 Distribution Period”). The distributions will be payable to shareholders of record as of the close of business on each day of the May 2026 Distribution Period and the distributions are scheduled to be paid prior to July 21, 2026. While the Company’s Manager is under no obligation to do so, the annualized basis return assumes that the Manager will declare distributions in the future similar to the distributions disclosed herein.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Fundrise Equity REIT, LLC as of December 31, 2025 and 2024 and for each of the years in the two-year period ended December 31, 2025, included in the Registration Statement are hereby incorporated by reference.

The audited consolidated financial statements of each of the Fundrise Merger Entities as of December 31, 2025 and 2024 and for each of the years in the two-year period ended December 31, 2025 are incorporated by reference as follows: (i) for Fundrise Development eREIT, LLC, to the Annual Report on Form 1-K for the fiscal year ended December 31, 2025, filed with the SEC on April 30, 2026; (ii) for Fundrise East Coast Opportunistic REIT, LLC, to the Annual Report on Form 1-K for the fiscal year ended December 31, 2025, filed with the SEC on April 30, 2026; (iii) for Fundrise Growth eREIT II, LLC, to the Annual Report on Form 1-K for the fiscal year ended December 31, 2025, filed with the SEC on April 30, 2026; (iv) for Fundrise Growth eREIT III, LLC, to the Annual Report on Form 1-K for the fiscal year ended December 31, 2025, filed with the SEC on April 30, 2026; (v) for Fundrise Midland Opportunistic REIT, LLC, to the Annual Report on Form 1-K for the fiscal year ended December 31, 2025, filed with the SEC on April 30, 2026; and (vi) for Fundrise West Coast Opportunistic REIT, LLC, to the Annual Report on Form 1-K for the fiscal year ended December 31, 2025, filed with the SEC on April 30, 2026.

(b) Pro Forma Financial Information.

The unaudited pro forma combined pro forma financial statements of Fundrise eREIT as of December 31, 2025, included in the Registration Statement are incorporated herein by reference.

(d)  Exhibits.

Exhibit No	Description
2.1*	Agreement of Merger and Plan of Reorganization, dated April 29, 2026, by and among Fundrise eREIT, LLC and each of Fundrise Development eREIT, LLC, Fundrise Equity REIT, LLC, Fundrise East Coast Opportunistic REIT, LLC, Fundrise Growth eREIT II, LLC, Fundrise Growth eREIT III, LLC, Fundrise Midland Opportunistic REIT, LLC and Fundrise West Coast Opportunistic REIT, LLC.

3.1*	Amended and Restated Operating Agreement of Fundrise eREIT, LLC, dated as of April 29, 2026.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNDRISE EREIT, LLC

By: Fundrise Advisors, LLC, its manager

Date:	May 4, 2026	By:	/s/ Bjorn Hall
Bjorn Hall
General Counsel